UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2023
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 13, 2023, Golden Entertainment, Inc. (the “Company”) completed the sale of its distributed gaming operations in Montana to J&J Ventures Gaming of Montana, LLC (“J&J Montana”) and J&J Ventures Gaming, LLC (“J&J Ventures”) for aggregate cash consideration of $109 million, subject to adjustments, pursuant to the previously announced Membership Interest Purchase Agreement (the “Montana Purchase Agreement”) entered into among the Company, J&J Montana and J&J Ventures on March 3, 2023, plus purchased cash, comprised of cash and cash equivalents related to such operations at the time of closing.
The Company’s proposed sale of its distributed gaming operations in Nevada to J&J Ventures Gaming of Nevada, LLC (“J&J Nevada”) pursuant to the previously announced Membership Interest Purchase Agreement (the “Nevada Purchase Agreement” and, together with the Montana Purchase Agreement, the “Purchase Agreements”) entered into between the Company and J&J Nevada on March 3, 2023 remains pending, subject to satisfaction of customary closing conditions, including receipt of gaming regulatory approvals.
The foregoing descriptions of the Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreements, copies of which were filed as Exhibit 2.1 and Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2023, and are incorporated herein by reference.
On September 13, 2023, the Company issued a press release captioned “Golden Entertainment Completes Sale of Montana Distributed Gaming Operations.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Golden Entertainment, Inc., dated September 13, 2023.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: September 13, 2023	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer